UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported): July 18, 2024

Centrus Energy Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6901 Rockledge Drive, Suite 800
Bethesda, MD 20817
(301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.10 per share	LEU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On May 13, 2024. the Prohibiting Russian Imports Act (the "Act") was enacted into law. The Act bans imports of low enriched uranium ("LEU") from Russia beginning on August 11, 2024, subject to the issuance of waivers by the U.S. Department of Energy ("DOE") through 2027. In accordance with the instructions published by the DOE on May 24, 2024, Centrus Energy Corp. (the "Company") filed its first waiver request application on May 27, 2024, to permit the importation of LEU already committed for delivery to its U.S. customers in 2024 through 2027.

On July 18, 2024, the DOE issued the Company a waiver allowing it to import LEU from Russia for deliveries already committed by the Company to its U.S. customers in years 2024 and 2025. For the years 2026 and 2027, the DOE deferred its decision to an unspecified date closer in time to the deliveries.

On June 7, 2024, the Company filed a second waiver request application to allow for importation of LEU from Russia for processing and reexport to the Company's foreign customers and is awaiting DOE's determination.

The Company plans to file a third waiver request application to allow for importation of LEU from Russia in 2026 and 2027 for use in the U.S. that have yet to be committed to our customers.

It is uncertain whether any further waivers will be granted to the Company and, if granted, whether any waiver would be granted in a timely manner or will be sufficient in scope to support the Company's intended operations.

Forward-Looking Statements

Certain matters contained in this Current Report on Form 8-K concerning expected future events and financial results constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are based upon management's expectations and beliefs concerning such future events impacting the Company. There can be no assurance that these future events will occur as anticipated or that the effect on the Company's results will be as estimated. Forward-looking statements speak only as of the date they were made, and the Company undertakes no obligation to publicly update them. For a description of certain factors that could cause the Company's future results to differ from those expressed in any such forward-looking statements, see the risk factors that are included in the Company's reports filed with the Securities and Exchange Commission, including those described under "Risk Factors" in its annual report on Form 10-K for the year ended December 31, 2023.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centrus Energy Corp.

Date:	July 19, 2024	By:	/s/ Kevin J. Harrill
Kevin J. Harrill
Senior Vice President, Chief Financial Officer,
and Treasurer